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                                                                   Exhibit 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our reports dated August 5, 1997, included in the Republic Group Incorporated's Form 10-K for the year ended June 30, 1997, and to all references to our Firm included in this Registration Statement.



                                          ARTHUR ANDERSEN LLP


Dallas, Texas
  September 10, 1998